UNITED STATES
SECURITIES AND EXCHAGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to § 240.14a-12

JOHN HANCOCK FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

           ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Filed by John Hancock Financial Services, Inc. Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: John Hancock Financial Services, Inc. Commission File No.: 1-15607

Forward-Looking Statements
The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to United States generally accepted accounting principles, Canadian generally accepted accounting principles and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information
This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation. In connection with the proposed merger, Manulife has filed a registration statement on Form F-4 on November 6, 2003 containing a preliminary proxy statement/prospectus for the stockholders of John Hancock, and Manulife and John Hancock will each be filing other documents regarding the proposed transaction, with the SEC. Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the preliminary proxy statement/prospectus regarding the merger and the definitive proxy statement/prospectus when it becomes available, as well as any other relevant documents carefully in their entirety because they will contain important information about the proposed transaction. The preliminary proxy statement/prospectus on file with the SEC and the definitive proxy statement/prospectus and other relevant material (when they become available), and any other documents filed by Manulife or John Hancock with the SEC will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in John Hancock Financial Services, Inc. or Manulife Financial Corporation will also be able to obtain the definitive proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

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Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding John Hancock Financial Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’s directors and executive officers is available in Manulife Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting notice, which was filed with the SEC on March 31, 2003. Additional information regarding the interests of potential participants is included in the preliminary proxy statement/prospectus on file with the SEC and will be included in the definitive proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

On November 21, 2003, The Maritime Life Assurance Company, a Canadian subsidiary of John Hancock Financial Services, Inc., posted the following Q&A on its internal employee website.

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FAQs

Proposed merger Q&As
The following questions and answers provide some information about the proposed merger. Similar questions and answers have also been shared on Manulife’s Web site.

The combined company

How big will the combined entity be?
In Canada, Manulife will be the largest life insurer, the second largest financial institution and second largest public company by market capitalization as of Nov.21, 2003.

In North America, Manulife will be the second largest life insurer by market capitalization as of Nov.21, 2003 and the fourth largest life insurer by total assets as of Nov.21, 2003.

How many employees will the combined entity have?
The combined companies will have around 20,000 employees worldwide. Manulife has approximately 7,000 employees in Canada, 1,200 in the United States and 4,600 in Japan and Asia. John Hancock has approximately 2,700 employees in Canada (through Maritime Life), 4,500 in the United States and 300 in Asia.

Will the combined entity retain operations where they are now?
Yes. We expect to Manulife will maintain significant Canadian operations in its Canadian headquarters in Kitchener-Waterloo, as well as Halifax, Montreal, Toronto and regional offices across the country. In addition, Manulife will maintain major presences in Boston, Hong Kong, Japan and Southeast Asia.

What countries will the new company operate in?
Manulife will operate in 17 countries and territories worldwide – Canada, the United States, Japan, Hong Kong, China, Macau, Indonesia, Philippines, Singapore, Taiwan, Vietnam, Thailand, Malaysia, the United Kingdom, Germany, Barbados and Bahamas.

How many jobs will be cut?
It is premature to speculate on job cuts at this time. Over the coming months, an integration team will be reviewing all of the overlapping areas and producing specific recommendations. However, it is expected that the growth prospects of the combined company and the reductions that will occur through attrition during the integration process will ultimately limit the number of reductions. Growth is important to this and for that you need talented, engaged people.

Where does Maritime Life fit into all of this? Will jobs be lost in Halifax as a result of the transaction?
Maritime Life will be integrated into Manulife’s Canadian operations and will significantly add to these operations and contribute to Manulife’s earnings. It is also their intention to maintain a significant presence in Halifax and take advantage of a talented work force.

When will the merger be completed?
The merger is subject to various regulatory approvals as well as approval by John Hancock stockholders. While we hope to move the process along as quickly as possible, the exact timing for the closing is difficult to predict. Assuming we get the approvals, we anticipate it will occur in the second quarter of 2004.

What will be the name of the new entity?
The legal name of Manulife will remain the same, as will the legal name of John Hancock, which will become a subsidiary of Manulife.

What ticker symbol will you go by?
Manulife will continue to be the name of the company and the stock will continue to trade on the TSX, NYSE and PSE under the ‘MFC’ ticker symbol and under ‘0945’ on the SEHK.

What brand will be used to market the products?
Manulife will be the primary brand in Canada. The products and services of Maritime Life will be marketed under the Manulife brand name, although certain Maritime Life products may continue to be marketed under the Maritime Life brand.

John Hancock will be the primary brand for retail and group products and services in the United States. Where appropriate, however, certain Manulife products will continue to be marketed in the U.S. under their own brand.

Shareholder information

Do shareholders of both Manulife and John Hancock have to approve the deal? When will shareholders receive more information?
Only stockholders of John Hancock will vote on the merger. Manulife’s shareholders are not required to approve the merger; therefore, a proxy will not be distributed to shareholders of Manulife. John Hancock’s stockholders are expected to receive a proxy statement about the merger in early 2004. The stockholders holding the majority of John Hancock’s outstanding shares must vote in favor of adoption of the merger agreement.

Customer impact

What will happen to Manulife/John Hancock/Maritime Life life insurance and/or long term care insurance policies? Annuity contracts?

We believe that all policyholders will benefit from having a stronger company supporting their current and future contract benefits. The completion of the merger will have no impact on the benefits, premiums, values or guarantees of current policies or contracts issued by Manulife, John Hancock and Maritime Life. Any policy eligible to receive dividends today will be eligible for dividends in the future.

Forward-Looking Statements
The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to United States generally accepted accounting principles, Canadian generally accepted accounting principles and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information
This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation. In connection with the proposed merger, Manulife has filed a registration statement on Form F-4 on November 6, 2003 containing a preliminary proxy statement/prospectus for the stockholders of John Hancock, and Manulife and John Hancock will each be filing other documents regarding the proposed transaction, with the SEC. Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the preliminary proxy statement/prospectus regarding the merger and the definitive proxy statement/prospectus when it becomes available, as well as any other relevant documents carefully in their entirety because they will contain important information about the proposed transaction. The preliminary proxy statement/prospectus on file with the SEC and the definitive proxy statement/prospectus and other relevant material (when they become available), and any other documents filed by Manulife or John Hancock with the SEC will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in John Hancock Financial Services, Inc. or Manulife Financial Corporation will also be able to obtain the definitive proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding John Hancock Financial Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’s directors and executive officers is available in Manulife Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting notice, which was filed with the SEC on March 31, 2003. Additional information regarding the interests of potential participants is included in the preliminary proxy statement/prospectus on file with the SEC and will be included in the definitive proxy statement/prospectus and other relevant documents filed with the SEC when they become available.